UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2009
(Date of Report (Date of Earliest Event Reported))

(Exact name of registrant as specified in its charter)

Michigan	0-16640	38-2606280
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

205 E. Chicago Boulevard, Tecumseh, MI  49286
(Address of principal executive offices)

(517) 423-8373
(Registrant’s telephone number including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

United Bancorp, Inc. (the “Company”) has entered into employment contracts with the following officers of the Company:

Name and Position With Company and Subsidiary Banks	Salary Provided by contract
Robert K. Chapman, President and Chief Executive Officer	$260,000
Randal J. Rabe, Executive Vice President and Chief Financial Officer	190,000
Todd C. Clark, Executive Vice President; President and Chief Executive Officer of United Bank & Trust – Washtenaw	195,000
Joseph R. Williams, Executive Vice President; President and Chief Executive Officer of United Bank & Trust	160,000
Gary D. Haapala, Executive Vice President; Executive Vice President – Wealth Management Group, United Bank & Trust	175,000

Salary amounts included in the contracts are unchanged from the amounts in effect prior to June 1, 2009.

The contracts are effective from June 1, 2009 through March 31, 2010, and thereafter for successive one year terms unless either party gives timely notice of non-renewal.

Under the contracts, if the Company terminates the employee’s employment before a Change in Control (as defined) other than for Cause (as defined), the employee will receive severance pay consisting of six months salary continuation and six months of COBRA payments, provided that the severance pay will end if the employee secures other employment.  If the Company terminates the employee’s employment other than for Cause within 12 months after a Change in Control, or if the employee resigns for Good Reason (as defined) within 12 months after a Change in Control, the employee will receive severance pay consisting of a lump sum payment equal to one year’s salary, and will also receive 12 months of COBRA payments. However, no severance payments will be made either before or after a Change in Control during the period in which any obligation arising from financial assistance under the Troubled Assets Relief Program remains outstanding, if such payments would be prohibited as to any employee of the Company under Section 111 of the Emergency Economic Stabilization Act of 2008 as amended by Section 7001 of the American Recovery and Reinvestment Act of 2009.

The contracts provide for a general release from the employee as a condition to eligibility for severance pay. The contracts also provide that to be eligible for severance pay the employee must comply with confidentiality requirements and 12-month non-solicitation and non-competition commitments included in the contracts.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

10.1.	Form of Employment Contract effective as of June 1, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED BANCORP, INC.
(Registrant)

Date: June 2, 2009	By: /s/ Randal J. Rabe
(Principal Financial Officer) Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
10.1	Form of Employment Contract effective as of June 1, 2009